UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, held on January 10, 2023 (the “Annual Meeting”), a total of 54,394,791 shares of the common stock of United Natural Foods, Inc. (the “Company”), out of a total of 59,902,801 shares of common stock outstanding and entitled to vote as of November 14, 2022, the record date, were present in person or represented by proxies. The Company’s stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

(1)    The stockholders elected Eric F. Artz, Ann Torre Bates, Gloria R. Boyland, Denise M. Clark, J. Alexander Miller Douglas, Daphne J. Dufresne, Michael S. Funk, Shamim Mohammad, James L. Muehlbauer, Peter A. Roy and Jack Stahl to serve as Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Eric F. Artz	48,063,385	987,735	19,545	5,324,126
Ann Torre Bates	47,789,507	1,259,033	22,125	5,324,126
Gloria R. Boyland	47,928,903	1,122,005	19,757	5,324,126
Denise M. Clark	47,703,111	1,347,726	19,828	5,324,126
J. Alexander Miller Douglas	48,889,801	159,761	21,103	5,324,126
Daphne J. Dufresne	48,709,419	340,854	20,392	5,324,126
Michael S. Funk	48,442,469	606,645	21,551	5,324,126
Shamim Mohammad	48,728,676	315,623	26,366	5,324,126
James L. Muehlbauer	48,587,279	453,987	29,399	5,324,126
Peter A. Roy	47,084,674	1,965,206	20,785	5,324,126
Jack Stahl	48,533,414	506,607	30,644	5,324,126

(2)    The stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 29, 2023.

For	Against	Abstain	Broker Non-Votes
49,507,095	4,819,521	68,175	-

(3)    The stockholders approved, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
47,688,931	1,114,790	266,944	5,324,126

(4) The stockholders did not approve the Second Amended and Restated 2020 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
24,092,915	24,833,655	144,095	5,324,126

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ John W. Howard
Name:	John W. Howard
Title:	Chief Financial Officer

Date: January 11, 2023